Short-Term Investments	12 Months Ended
May 31, 2020
Investments, Debt and Equity Securities [Abstract]
Short-Term Investments
4.	SHORT-TERM INVESTMENTS
Short-term investments consisted of the following:

	As of May 31,
	2018	2019	2020
	US$	US$	US$
Held-to-maturity investments	1,623,763	1,668,689	2,318,280

Short-term investments
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consist of various financial products purchased from Chinese banks and trusts and are classified as held-to-maturity investments as the Group has the positive intent and ability to hold the investments to maturity. The maturities of these financial products range from one month to less than one year, with variable interest rates. They are classified as short-term investments on the consolidated balance sheets as their contractual maturity dates are equal to or less than one year.
The Group estimated that their fair value approximate their amortized costs. No OTTI loss was recognized for the years ended May 31, 2018, 2019 and 2020, respectively.